SPDR® SERIES TRUST

SPDR Nuveen Bloomberg Municipal Bond ETF

(the “Fund”)

Supplement dated May 12, 2025 to the Prospectus, Summary Prospectus, and Statement of Additional Information

(“SAI”), each dated October 31, 2024, as may be supplemented from time to time

This supplement replaces and supersedes the supplement dated April 3, 2025

Effective June 1, 2025 (the “Effective Date”), the Fund’s name, benchmark index and principal investment strategy will change. Accordingly, as of the Effective Date:

1.

All references to the Fund’s name and benchmark index in the Prospectus, Summary Prospectus and SAI (except for the benchmark index in the Average Annual Total Return Table in the Prospectus and Summary Prospectus) are deleted and replaced as follows:

Current Fund Name	Current Benchmark Index	New Fund Name	New Benchmark Index
SPDR Nuveen Bloomberg Municipal Bond ETF	Bloomberg Municipal Managed Money 1-25 Years Index	SPDR Nuveen ICE Municipal Bond ETF	ICE 1+ Year AMT-Free Broad Municipal Index

2.	The third, fourth and fifth paragraphs in “THE FUND’S PRINCIPAL INVESTMENT STRATEGY” section in the Fund’s Prospectus and Summary Prospectus are deleted and replaced with the following:

The Index is designed to track the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. The Index includes state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds. A general obligation bond is secured by the full faith and credit of its issuer. A revenue bond is payable from a specific source of revenue. A pre-refunded bond is a revenue bond that the issuer has allocated funds to fully retire. An insured bond is protected from issuer default or rating downgrade by an insurance company. The Index also includes municipal lease obligations, which are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in a lease or contract.

The Index is a rules-based, market-capitalization weighted index engineered for the tax-exempt bond market. All bonds in the Index must be exempt from federal taxes, U.S. dollar denominated and have an average rating of Baa3/BBB- or higher by the following statistical ratings agencies: Moody’s Investors Service, Inc., S&P Global Ratings, and Fitch Ratings Inc. In addition, to be included in the Index, a security must (i) not be subject to alternative minimum tax; (ii) have a fixed coupon schedule; (iii) have at least one year remaining term to final maturity; (iv) have at least 18 months to final maturity at the time of issuance; and (v) meet the following minimum size requirements: (a) have a minimum current amount outstanding of $5 million for bonds with an initial term to final maturity of less than 3 years; (b) have a minimum current amount outstanding of $7 million for bonds with an initial term to final maturity of 3 to 15 years; and (c) have a minimum current amount outstanding of $10 million for bonds with an initial term to final maturity of 15 or more years. Securities included in the Index may include when-issued securities and zero-coupon bonds. Secondarily insured bonds, Rule 144A bonds, bonds issued under the municipal liquidity facility or a municipal commercial paper program are excluded from the Index. The Index is rebalanced and reconstituted monthly on the last calendar day of the month. As of March 31, 2025, there were 58,389 securities in the Index.

The Index is sponsored by ICE Data Indices, LLC (the “Index Provider”), which is not affiliated with the Fund, the Adviser or the Sub-Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

3.	The “PRINCIPAL RISKS OF INVESTING IN THE FUND” section in the Fund’s Prospectus and Summary Prospectus is updated to add the following risk as a principal risk of the Fund.

Zero-Coupon Bond Risk: Zero-coupon bonds usually trade at a deep discount from their face or par values and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

4.	The risk chart within the “ADDITIONAL RISK INFORMATION” section of the Prospectus is updated to reflect that “Zero-Coupon Bond Risk” is a principal risk of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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